UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

Mesa Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Armada Oil, Inc. (“Armada Oil”) and Mesa Energy Holdings, Inc. (“Mesa Energy”) have entered into a non-binding Letter of Intent to pursue a business combination. The closing of the business combination is subject to further due diligence, negotiation and execution of definitive agreements, as well as necessary consents and approvals. The Board of Directors of both Armada Oil and Mesa Energy have unanimously approved the key terms of the proposed transaction and have authorized their respective management to pursue the transaction.

The non-binding Letter of Intent provides that Armada Oil would issue 0.325 shares of its common stock to the shareholders of Mesa Energy in exchange for each Mesa Energy common share, representing an approximately 134% premium to Mesa Energy’s most recent close of $0.168 on October 3rd, 2012. The proposed transaction would result in the current holders of equity securities of Mesa Energy owning approximately 57% of the combined company common stock, and the equity holders of Armada Oil owning approximately 43% of the combined company common stock (each on an actual basis, without giving effect to conversion or exercise of any convertible securities, options or warrants), prior to the effect of any future capital financing transactions by either company. The surviving entity would retain the name of Armada Oil, Inc. and be headquartered in Dallas, TX.

In addition, it is contemplated that:

•	Executive management would consist of three senior management members from Mesa Energy (Mr. Randy M. Griffin, Chief Executive Officer; Mr. Ray L. Unruh, Chief Operating Officer; and Ms. Rachel L. Dillard, Chief Financial Officer) and one senior management member from Armada Oil (Mr. James J. Cerna, Jr., President).

•	The new Board of Directors would consist of five legacy directors: Mr. Randy M. Griffin (Chairman), Mr. Ray L. Unruh, Mr. James J. Cerna, Jr., Mr. David J. Moss, Mr. Kenneth T. Hern, and two additional independent members to be mutually agreed on and selected.

•	It is anticipated that following the closing of the merger Armada Oil will conduct a reverse stock split to the extent necessary to facilitate the listing of Armada Oil’s common shares on a national exchange such as the NYSE MKT (formerly the NYSE-AMEX).

The terms of the letter of intent are non-binding and subject to change.

C. K. Cooper & Company is serving as financial advisor on the transaction. It is the goal of both Armada Oil and Mesa Energy to close this anticipated transaction by the end of this year.

The completion of the described transactions is conditioned on, among other things, the parties being satisfied with the results of their respective due diligence, each party obtaining all required consents and approvals, including all legal and regulatory approvals and all applicable shareholder and board of directors approvals and any necessary approvals from third parties, agreement on all final terms and conditions and negotiation of definitive agreements, and there having occurred no material adverse change in the business or condition, financial or otherwise, of either party. Mesa Energy can provide no assurances that these conditions will be satisfied. Management cautions investors against making investment decisions based on any expectation that the proposed transaction will be consummated, because, in its view, such expectations are speculative.

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Investor Conference Call

Armada Oil and Mesa Energy will host a joint conference call on October 4th, 2012 to discuss the proposed transaction at 2:00PM EDT / 1:00PM CDT / 11:00AM PDT. Investors may participate in the conference call via telephone by dialing (877) 266-0479 for domestic callers or (678) 894-3048 for international callers, in both cases using conference ID 37896137, and asking for the “Armada Oil / Mesa Energy Call” a few minutes prior to the start time. The accompanying slide presentation for the call is furnished as an exhibit to this Form 8-K and can also be found on either Company’s website.

A replay of the call will be available at (855) 859-2056 for domestic callers or (404) 537-3406 for international callers until October 12th, 2012 using the same conference ID of 37896137.

Forward-Looking Statements

This press release contains forward-looking statements, including with respect to the negotiation, implementation and effects of a proposed business combination between Mesa Energy and Armada Oil that may result from the non-binding term sheet. Those statements and statements made in this release that are not historical in nature, including those related to future synergies, competitive advantages and profitability, constitute forward-looking statements. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and Mesa Energy’s or Armada Oil’s actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the risks and uncertainties, including: difficulties, delays, unexpected costs or the inability to reach definitive documents with respect to, or consummate, the proposed business combination and other transactions referred to in this press release and those described in the documents we file with the U. S. Securities and Exchange Commission, and risks associated with the inherent uncertainty of Mesa Energy’s and Armada Oil’s future financial results, Mesa Energy’s or Armada Oil’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to them and to integrate and successfully exploit any resulting acquisitions, the availability and pricing of additional capital to finance their respective operations and leasehold acquisitions, their respective ability to build and maintain successful operations infrastructures, the intensity of competition, changes and volatility in energy prices and general economic conditions. All forward-looking statements included in this release are made as of the date of this press release, and neither Mesa Energy nor Armada Oil assumes any obligation to update any such forward-looking statements.

Statement Regarding Additional Information That May Become Available

If a transaction is to be proposed to the stockholders of Mesa Energy, Mesa Energy and Armada Oil would file with the Securities and Exchange Commission and distribute a Registration Statement on Form S-4 covering securities to be issued in the transaction. It is expected that Mesa Energy shareholders would receive a prospectus and proxy statement or information statement, as applicable, in connection with such transaction. The final terms of the prospective transaction remain subject to change and would only be reflected in a binding definitive agreement that remains to be negotiated between the companies. A copy of the definitive merger agreement would be filed along with the prospectus and proxy statement /information statement. Mesa Energy stockholders would be urged to read these and any other related documents the corporation may issue. If and when these documents are filed, they will be available for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Mesa Energy would be made available to stockholders if and when a transaction is to occur. Such documents are not currently available.

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No Offer or Solicitation to Sell

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Mesa Energy, its directors and executive officers, may be deemed to be participants in the solicitation of proxies or consents from Mesa Energy’s stockholders in connection with any transaction that might be proposed to such stockholders. Information about the directors and executive officers of Mesa Energy and their ownership of Mesa Energy and Armada Oil stock will be included in the prospectuses and proxy/consent solicitation statements if and when they become available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Exhibit Number	Description

99.1	Investor Presentation dated October 3, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Date: October 3, 2012	By:	/s/ Randy M. Griffin
		Name:	Randy M. Griffin
		Title:	Chief Executive Officer

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